	Summary Prospectus	Ticker Symbols

Government Fund	January 31, 2010	Class A: FIGVX Class B: FIGYX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/funds.  You can also get this information at no cost by calling 1-800-423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated January 31, 2010, and the financial statements included in the Fund's most recent report to shareholders, dated September 30, 2009, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 99 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-42 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B
Management Fees	0.66%	0.66%
Distribution and Service (12b-1) Fees	0.30%	1.00%
Other Expenses	0.30%	0.30%
Total Annual Fund Operating Expenses	1.26%	1.96%

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$696	$952	$1,227	$2,010
Class B shares	$599	$915	$1,257	$2,104*

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$696	$952	$1,227	$2,010
Class B shares	$199	$615	$1,057	$2,104*
* Assumes conversion to Class A shares eight years after purchase.

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its whole portfolio.

Principal Investment Strategies:  Under normal circumstances, the Fund invests at least 80% of its net assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities (“Government Securities”).

The majority of the Fund’s investments will typically consist of mortgage-backed securities that are guaranteed by the Government National Mortgage Association (“GNMA”), commonly known as Ginnie Maes. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Government.

The Fund also invests in mortgage-backed securities issued by U.S. Government- sponsored enterprises that are not backed by the full faith and credit of the U.S. Government, such as Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”).

The Fund’s investment strategy revolves around managing interest rate risk, prepayment risk and extension risk.  The Fund generally makes investment decisions based on its outlook for interest rates, economic and market conditions and the relative values of different types of Government Securities.

In selecting mortgage-backed investments, the Fund considers, among other factors, coupon and yield, relative value and weighted average maturity of the pool.  The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

Principal Risks:  You can lose money by investing in the Fund.  The likelihood of a loss is greater if you invest for a short period of time.  The Fund is intended for investors who:

■ Are seeking an investment which offers both current income and a low degree of credit risk,

■ Are willing to accept fluctuations in the value of their investment and the income it produces as a result of changes in interest rates, and

■ Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Government Fund:

Interest Rate Risks.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.

Prepayment Risk.  When interest rates decline, homeowners tend to refinance their mortgages.  This could cause a decrease in the Fund’s income and share price.

Extension Risk.  Rising interest rates can cause the Fund’s average maturity to lengthen due to a drop in mortgage prepayments.  This will increase both the Fund’s sensitivity to interest rates and its potential for price declines.

Credit Risk.  This is the risk that an issuer of bonds will be unable to pay interest or principal when due.  The prices of bonds are affected by the credit quality of the issuer.  Credit risk applies to securities issued by U.S. Government-sponsored enterprises (such as Fannie Mae and Freddie Mac mortgage-backed securities) that are not supported by the full faith and credit of the U.S. Government.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns for Calendar Years ended December 31
During the periods shown, the highest quarterly return was 3.66% (for the quarter ended December 31, 2008) and the lowest quarterly return was -0.81% (for the quarter ended June 30, 2006).

Average Annual Total Returns for Periods ended December 31, 2009
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	-0.89%	3.38%	4.66%
(Return After Taxes on Distributions)	-2.14%	1.82%	2.86%
(Return After Taxes on Distributions and Sales of Fund Shares)	-0.43%	1.88%	2.84%
Class B Shares
(Return Before Taxes)	0.32%	3.52%	4.62%
Merrill Lynch GNMA Master Index (reflects no deduction for fees, expenses or taxes)	5.37%	5.57%	6.38%

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  Clark D. Wagner, Director of Fixed Income, has served as the Portfolio Manager of the Fund since 1995.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1-800-423-4026.  The minimum initial purchase is $1,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries: The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”).  FIC is an affiliate of the Fund’s adviser and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  This may create a conflict of interest by influencing the representatives to recommend First Investors Funds over other funds.  For more information on FIC’s policies ask your representative, see the Fund’s SAI or visit First Investors website at: www.firstinvestors.com.

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